Exhibit 10.30

SECOND AMENDMENT TO AGREEMENT FOR LEASE OF REAL PROPERTY

THIS SECOND AMENDMENT TO AGREEMENT FOR LEASE OF REAL PROPERTY (this “Amendment”) is made as of August 1, 2014, by and between PINNACLE HEALTH HOSPITALS, a Pennsylvania non-profit corporation (“Lessor”), and AMERICAN REALTY CAPITAL VII, LLC, a Delaware limited liability company (“Lessee”).

WHEREAS, Lessee and Lessor entered into that certain Agreement for Lease of Real Property, having an effective date of June 16, 2014 (the “Initial Agreement”), and that certain First Agreement for Lease of Real Property, dated as of July 16, 2014 (collectively, the “Agreement”), with regard to the Property, as more particularly described in the Agreement. Lessee and Lessor wish to amend the Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual promise contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree that the Agreement shall be amended as follows:

1.	Exhibits. Exhibits A-1-1 through A-1-6 to the Initial Agreement are hereby attached hereto and incorporated into the Agreement.

2.	Condominium Documents. Lessor shall convert the real property and improvements depicted on Exhibits B and C attached hereto and made a part hereof (the “Brady Condominium Property” and the “FOC Condominium Property,” respectively) to condominium ownership on or before the Closing Date. For each of the Brady Condominium Property and the FOC Condominium Property, Lessor and Lessee shall use good faith efforts to negotiate a condominium declaration, bylaws and any other documents necessary to establish and govern a condominium under the condominium laws of the Commonwealth of Pennsylvania (collectively, the “Condominium Documents”). The execution and delivery of the Condominium Documents by Lessor shall be a condition precedent to Lessee’s obligation to close with respect to the Brady Property and the FOC Property.

3.	Due Diligence Period. Notwithstanding anything in the Agreement to the contrary or any other agreements or understandings to the contrary between Lessee and Lessor, the Due Diligence Period shall be extended (a) with respect to the Brady Property and the FOC Property, until 11:59 P.M. EDT on August 15, 2014, but solely with respect to Lessee’s title, survey and zoning review of the Brady Condominium Property (excluding the Brady Real Property) and the FOC Condominium Property (excluding the FOC Real Property), and (b) with respect to each of the Bloom Property and the Medical Sciences Property, until 11:59 P.M. ET on the date that is twenty-eight (28) days following the date on which Lessor delivers to Lessee documentation acceptable to Lessee evidencing the approval of the subdivision of such Property by all requisite governmental authorities.

4.	Property Repairs. Lessee has identified certain property condition deficiencies described on Exhibit D attached hereto and made a part hereof (the “Repair Items”). Lessor hereby agrees to provide Lessee with a credit to the Leasehold Transaction Price in the amount of $65,990.00 (the “Repair Items Credit”). Lessor may elect to complete any or all of the Repair Items prior to Closing and, subject to Lessee’s confirmation that such Repair Items were repaired to Lessee’s reasonable satisfaction, the Repair Items Credit will be reduced in proportion to the cost allocated to such Repair Items on Exhibit D attached hereto. In the event the actual cost incurred by Lessee to complete any Repair Item exceeds the amount allocated to such Repair Item on Exhibit D attached hereto, Lessor shall reimburse Lessee for the additional cost within ten (10) business days after receipt of Lessee’s written request for reimbursement, which request shall include a copy of the final invoice and evidence of payment of such Repair Item. Lessor’s obligations under this Section 4 shall survive the Closing.

5.	Future Subdivision. Upon written request from Lessee, Lessor shall, at Lessor’s sole cost and expense, use commercially reasonable efforts after the Closing of the Brady Real Property and the FOC Real Property to subdivide the Brady Real Property and the FOC Real Property. Lessor’s obligations under this Section 5 shall survive the Closing.

6.	Closing Deliveries. Section 10(a) of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

“(a) The Condominium Documents and the REAs;”

7.	Conditions Precedent to Lessee’s Obligations. Section 13(h) of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

“(h) The Ground Leases, the Pinnacle Leases, the Condominium Documents and the REAs shall be in form and substance mutually acceptable to Lessor and Lessee in their respective sole and absolute discretion.”

8.	Miscellaneous. Except as expressly modified hereby the terms of the Agreement shall remain in full force and effect as written. Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Agreement. This

Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each of the parties and delivered to the other party. Signatures on this Amendment which are transmitted electronically shall be valid for all purposes, however any party shall deliver an original signature of this Amendment to the other party upon request.

[Signatures appear on following page]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first set forth above.

LESSEE:		LESSOR:

AMERICAN REALTY CAPITAL VII, LLC,		PINNACLE HEALTH HOSPITALS,
a Delaware limited liability company		a Pennsylvania non-profit corporation

By:	/s/ Edward M. Weil, Jr	By:	/s/ Christopher P. Markley
	Name: Edward M. Weil, Jr.		Name: Christopher P. Markley
	Title: President		Title: SVP Secretary and General Counsel

EXHIBIT A-1-1

LEGAL DESCRIPTION OF REAL PROPERTY

Bloom Real Property

(attached)

PINNACLE HEALTH HOSPITALS

COMMUNITY CAMPUS - BLOOM BUILDING

LEGAL DESCRIPTION

ALL of the following tract of land situated in Lower Paxton Township, Dauphin County, Commonwealth of Pennsylvania pursuant to a survey by C. W. Junkins Associates dated June 18, 2014 last revised July 1, 2014 as follows:

BEGINNING at a point, said point being South 74 degrees 53 minutes 47 seconds East 278.38 feet from an existing rebar at corner of lands of Pinnacle Health Hospitals and other lands of Pinnacle Health Hospitals, thence along a line parallel and six feet outside the building line North 45 degrees 44 minutes 28 seconds East 20.32 feet to a point, thence North 42 degrees 47 minutes 47 seconds West 15.41 feet to a point, thence North 45 degrees 30 minutes 51 seconds East 37.06 feet to a point, thence along the face of a masonry wall and the building line South 44 degrees 15 minutes 32 seconds East 15.55 feet to a point, thence along a line parallel and six feet outside the building line North 45 degrees 31 minutes 53 seconds East 75.23 feet to a point, thence along the back of the curb South 43 degrees 54 minutes 17 seconds East 163.61 feet to a point, thence along the edge of a concrete walk South 45 degrees 42 minutes 38 seconds West 4.83 feet to a point, thence along the same South 44 degrees 17 minutes 22 seconds East 6.00 feet to a point, thence South 45 degrees 16 minutes 27 seconds West 8.19 feet to a point, thence along a line parallel and six feet outside the building line South 44 degrees 20 minutes 16 seconds East 44.14 feet to a point, thence North 45 degrees 06 minutes 51 seconds East 10.37 feet to a point, thence along a line parallel and six feet outside a masonry wall South 44 degrees 13 minutes 22 seconds East 94.34 feet to a point, thence along the edge of a concrete walk South 45 degrees 38 minutes 08 seconds West 21.95 feet to a point, thence along a line parallel and six feet outside a masonry wall North 44 degrees 16 minutes 31 seconds West 17.27 feet to a point, thence along a line parallel and six feet outside the building line South 45 degrees 44 minutes 08 seconds West 101.27 feet to a point, thence along the same by a curve to the right with a radius of 10.90 feet, an arc length of 17.40 feet, a delta angle of 91 degrees 28 minutes 22 seconds, a chord bearing of North 89 degrees 26 minutes 58 seconds West and a chord length of 15.61 feet to a point, thence along the same North 44 degrees 56 minutes 44 seconds West 84.82 feet to a point, thence along a line parallel and six feet outside the building overhang South 46 degrees 21 minutes 10 seconds West 59.20 feet to a point, thence along the same by a curve to the right with a radius of 20.93 feet, an arc length of 39.48 feet, a delta angle of 108 degrees 03 minutes 27 seconds, a chord bearing of North 07 degrees 30 minutes 06 seconds West, and a chord length of 33.88 feet to a point, thence along the same North 46 degrees 14 minutes 10 seconds East 21.95 feet to a point, thence by a line parallel and six feet outside the building line by a curve to the right with a radius of 31.82 feet, an arc length of 38.82 feet, a delta angle of 69 degrees 53 minutes 30 seconds, a chord bearing of North 03 degrees 03 minutes 29 seconds West, and a chord length of 36.46 feet to a point, thence along the same North 44 degrees 42 minutes 01 seconds West 139.72 feet to a point the POINT OF BEGINNING.

Containing 0.945 acres

EXHIBIT A-1-2

LEGAL DESCRIPTION OF REAL PROPERTY

Brady Real Property

(attached)

PINNACLE HEALTH HOSPITALS

HARRISBURG CAMPUS - BRADY HALL

LEGAL DESCRIPTION

ALL of the following tract of land situate in the City of Harrisburg, County of Dauphin, and Commonwealth of Pennsylvania pursuant to a survey by C. W. Junkins Associates dated June 4, 2014 last revised July 1, 2014 as follows:

BEGINNING at a point, said point being North 55 degrees 21 minutes 10 seconds West 179.50 feet from the Northwest corner of South Front Street and Mary Street, thence along land now or formerly of the Norfolk Southern Corporation (Amtrack) North 34 degrees 09 minutes 48 seconds East 105.03 feet to a point, thence along the same North 51 degrees 55 minutes 12 seconds East 36.57 feet to a point, thence along the same South 55 degrees 44 minutes 48 seconds East 10.95 feet to a point, thence along the same North 34 degrees 15 minutes 12 seconds East 2.13 feet to a point, thence in and through lands of Pinnacle Health System on a line parallel and 6 feet outside the building line South 55 degrees 48 minutes 27 seconds East 58.69 feet to a point, thence along a line parallel and six feet outside a concrete transformer pad North 33 degrees 45 minutes 42 seconds East 8.26 feet to a point, thence along the same South 56 degrees 14 minutes 19 seconds East 22.10 feet to a point, thence along the same South 33 degrees 45 minutes 42 seconds West 35.98 feet to a point, thence along a line parallel and six feet outside the building line South 55 degrees 48 minutes 27 seconds East 69.64 feet to a point, thence along the face of a masonry wall South 34 degrees 10 minutes 49 seconds West 51.93 feet to a point, thence, South 55 degrees 48 minutes 27 seconds East 6.85 feet to a point, thence along the western line of Mary Street South 34 degrees 13 minutes 29 seconds West 40.44 feet to a point, thence North 55 degrees 48 minutes 27 seconds West 7.57 feet to a point, thence along a line parallel and six feet outside the building line South 34 degrees 11 minutes 33 seconds West 11.10 feet to a point, thence along the same North 55 degrees 48 minutes 42 seconds West 9.66 feet to a point, thence South 34 degrees 11 minutes 56 seconds West 12.25 feet to a point, thence along the southern property line of Pinnacle Health System and the South Front Street North 55 degrees 21 minutes 10 seconds West 162.28 feet to a point the POINT OF BEGINNING.

Containing 0.523 Acres

EXHIBIT A-1-3

LEGAL DESCRIPTION OF REAL PROPERTY

Community Health Real Property

(attached)

PINNACLE HEALTH HOSPITALS

POLYCLINIC CAMPUS - COMMUNITY HEALTH CENTER

LEGAL DESCRIPTION

ALL of the following tract or easement of land, with the improvements thereon erected, situate in the City of Harrisburg, County of Dauphin, and Commonwealth of Pennsylvania, being the tract or easement of land shown on an "ALTA/ASCM Building Title Survey for Pinnacle Health" prepared by C. W. Junkins Associates dated May 28, 2014 and revised June 30, 2014 described as follows:

BEGINNING at a point, said point being South 64 degrees 59 minutes 20 seconds East 12.66 feet from a rebar (found) at the southeast corner of North 3rd Street and Wiconisco Street, thence parallel to the building line at an offset of 6 feet the following two courses: (1) North 69 degrees 48 minutes 45 seconds East 81.82 feet to a point, (2) thence South 20 degrees 11 minutes 15 seconds East 20.95 feet to a point, thence parallel to a concrete pad at an offset of 6 feet the following two courses: (1) North 69 degrees 17 minutes 18 seconds East 11.09 feet to a point, (2) South 19 degrees 05 minutes 04 seconds East 12.18 feet to a point, thence along a building overhang at an offset of 6 feet by a curve to the right having a radius of 10.92 feet, an arc distance of 23.40 feet, the chord being South 26 degrees 17 minutes 15 seconds East 19.17 feet to a point, thence parallel to the concrete walkway at an offset of 6 feet South 20 degrees 55 minutes 53 seconds East 4.96 feet to a point, thence parallel to the building line at an offset of 6 feet the following two courses: (1) North 69 degrees 48 minutes 45 seconds East 23.92 feet to a point, (2) South 20 degrees 11 minutes 15 seconds East 34.85 feet to a point 1 foot north of a brick wall, thence parallel to said wall at an offset of 1 foot North 70 degrees 08 minutes 23 seconds East 5.16 feet to a point, thence parallel to a 6 foot wooden fence at an offset of 1 foot South 20 degrees 16 minutes 32 seconds East 50.97 feet to a point being 7.34 feet from the eastern property line and 1 foot south of the concrete stairs, thence parallel to said stairs at an offset of 1 foot South 69 degrees 48 minutes 45 seconds West 14.13 feet to a point, thence along the edge of a building overhang at the southeast entrance at an offset of 6 feet the following two courses, (1) South 20 degrees 11 minutes 15 seconds East 11.74 feet to a point, (2) thence along the same South 69 degrees 48 minutes 45 seconds West 30.01 feet to a point on the back of the concrete curb, thence along said curb South 20 degrees 11 minutes 15 seconds East 27.59 feet to a point, thence parallel to the building line at an offset of 6 feet the following two courses, (1) South 69 degrees 48 minutes 45 seconds West 79.79 feet to a point, (2) North 20 degrees 11 minutes 15 seconds West 119.34 feet to a point, thence parallel to the southern edge of the stairs to the western building entrance at an offset of 1 foot South 69 degrees 51 minutes 11 seconds West 3.45 feet to a point, thence parallel to the building overhang at an offset of 6 feet North 20 degrees 38 minutes 32 seconds West 15.68 feet to a point, thence parallel to the northern edge of the stairs to the western building entrance at an offset of 1 foot North 69 degrees 51 minutes 11 seconds East 3.58 feet to a point, thence parallel to the building line at an offset of 6 feet North 20 degrees 11 minutes 15 seconds West 47.20 feet to the POINT OF BEGINNING.

CONTAINING 0.440 Acres

BEING part of the tract or parcel of land shown as Lot 2 and Lot 3 on a "Preliminary/Final Subdivision Plan for Pinnacle Health Hospitals (Polyclinic Campus)" prepared by H. Edward Black and Associates, Ltd. Dated December 4, 2003 last revised January 30, 2004 and recorded in Dauphin County Recorder of Deeds in Plan Book X, Vol. 8, Page 31-33.

EXHIBIT A-1-4

LEGAL DESCRIPTION OF REAL PROPERTY

FOC Real Property

(attached)

PINNACLE HEALTH HOSPITALS

WEST SHORE CAMPUS - FREDRICKSEN OUTPATIENT CENTER

LEGAL DESCRIPTION

ALL of the following tract or easement of land, with the improvements thereon erected, situate in the Township of Hampden, County of Cumberland, and Commonwealth of Pennsylvania, being the tract or easement of land shown on an "ALTA/ASCM Building Title Survey for Pinnacle Health" prepared by C. W. Junkins Associates dated May 28, 2014 and revised July 3, 2014 described as follows:

BEGINNING at a point, said point being North 29 degrees 59 minutes 07 seconds East 8.49 feet from the northeast corner of the Pinnacle Health Fredricksen Outpatient Center, and North 82 degrees 54 minutes 43 seconds West 622.38 feet from an existing rebar, thence parallel to the building line at an offset of 6 feet South 15 degrees 00 minutes 53 seconds East 169.14 feet to a point, thence parallel to a masonry wall at an offset of 1 foot North 74 degrees 59 minutes 07 seconds East 4.71 feet to a point, thence parallel to the building overhang at an offset of 6 feet by a curve to the right, said curve having a radius of 80.00 feet, an arc length of 102.07 feet, a chord bearing of South 10 degrees 44 minutes 30 seconds East and a chord length of 95.28 feet to a point, thence parallel to the building line at an offset of 6 feet the following four courses: (1) South 76 degrees 06 minutes 44 seconds East 28.90 feet to a point, (2) South 13 degrees 53 minutes 16 seconds West 112.40 feet to a point, (3) South 76 degrees 06 minutes 44 seconds East 27.36 feet to a point, (4) South 14 degrees 02 minutes 36 seconds West 30.90 feet to a point, thence parallel to a concrete wall at an offset of 6 feet North 75 degrees 57 minutes 24 seconds West 14.65 feet to a point, thence parallel to the metal stairs at an offset of 6 feet South 14 degrees 03 minutes 59 seconds West 10.54 feet to a point, thence along the same North 75 degrees 56 minutes 01 seconds West 5.62 feet to a point, thence parallel to the concrete dock at an offset of 6 feet South 14 degrees 03 minutes 59 seconds West 25.71 feet to a point being North 81 degrees 45 minutes 46 seconds West 679.37 feet from an existing rebar, thence parallel to the building line at an offset of 6 feet North 75 degrees 57 minutes 24 seconds West 190.24 feet to a point, thence parallel to the building overhang at an offset of 6 feet the following three courses (1) South 32 degrees 19 minutes 55 seconds West 48.32 feet to a point, (2) North 76 degrees 16 minutes 26 seconds West 20.71 feet to a point, (3) North 13 degrees 43 minutes 34 seconds East 52.90 feet to a point, thence parallel to the building line at an offset of 6 feet the following six courses: (1) South 82 degrees 09 minutes 26 seconds West 87.89 feet to a point, (2) North 07 degrees 50 minutes 34 seconds West 0.92 feet to a point, (3) South 82 degrees 09 minutes 26 seconds West 97.35 feet to a point, (4) North 07 degrees 50 minutes 34 seconds West 38.05 feet to a point, (5) North 82 degrees 09 minutes 26 seconds East 1.28 feet to a point, (6) North 07 degrees 50 minutes 34 seconds West 7.56 feet to a point, thence parallel to the building overhang at an offset of 6 feet the following three courses: (1) North 89 degrees 49 minutes 50 seconds West 41.98 feet to a point, (2) North 07 degrees 15 minutes 27 seconds West 24.41 feet to a point, (3) North 81 degrees 51 minutes 48 seconds East 41.32 feet to a point, thence parallel to the building line at an offset of 6 feet North 07 degrees 50 minutes 34 seconds West 40.11 feet to a point, thence along the same North 82 degrees 09 minutes 26 seconds East 195.38 feet to a point, thence continuing along the same South 07 degrees 50 minutes 34 seconds East 38.02 feet to a point at the outside edge of a concrete sidewalk, thence along the outside edge of said concrete sidewalk North 81 degrees 59 minutes 46 seconds East 1.67 feet to a point, thence along the same by a curve to the right, said curve having a radius of 22.59 feet, an arc length of 27.44 feet, a chord bearing of North 43 degrees 05 minutes 02 seconds East and a chord length of 25.78 feet to a point on the outside edge of said concrete, thence parallel to the line of columns at an offset of 6 feet North 56 degrees 32 minutes 20 seconds East 83.60 feet to a point, thence parallel to a block wall at an offset of 6 feet by an curve to the right, said curve having a radius of 66.57 feet, an arc length of 49.24 feet, a chord bearing of North 12 degrees 09 minutes 32 seconds East and a chord length of 48.13 feet to a point, thence parallel to the building line at an offset of 6 feet North 15 degrees 00 minutes 53 seconds West 168.48 feet to a point, thence along the same North 74 degrees 59 minutes 07 seconds East 41.86 feet to a point, thence parallel to the building overhang at an offset of 6 feet the following three courses: (1) North 08 degrees 43 minutes 04 seconds West 39.58 feet to a point, (2) North 75 degrees 18 minutes 52 seconds East 27.44 feet to a point, (3) South 15 degrees 12 minutes 58 seconds East 44.79 feet to a point, thence parallel to the building line at an offset of 6 feet North 74 degrees 59 minutes 07 seconds East 32.51 feet to a point the POINT OF BEGINNING.

CONTAINING 2.129 Acres

BEING part of the tract or parcel of land shown as Tract 1 on a "Final Subdivision Plan for Fredricksen Health Center" prepared by H. Edward Black and Associates, Ltd. dated March 15, 2011 and recorded in Cumberland County instrument #201129102.

EXHIBIT A-1-5

LEGAL DESCRIPTION OF REAL PROPERTY

Landis Real Property

(attached)

PINNACLE HEALTH HOSPITALS

POLYCLINIC CAMPUS - LANDIS/MEMORIAL

LEGAL DESCRIPTION

ALL of the following tract of land situate in the City of Harrisburg, Dauphin County, Commonwealth of Pennsylvania pursuant to a survey by C. W. Junkins Associates dated June 9, 2014 last revised July 2, 2014 as follows:

BEGINNING at a point 8.51 feet off the corner of a brick wall, said point being North 57 degrees 15 minutes 35 seconds East 156.45 feet from the southwest corner of lands of Pinnacle Health System, said point being the northeast corner of the intersection of North 3rd Street and Schuykill Street, thence along a line parallel to the face of a brick wall and 6 feet outside the brick wall North 19 degrees 54 minutes 56 seconds West 100.14 feet to a point, thence along a line parallel to the building and 6 feet outside the building line South 69 degrees 57 minutes 16 seconds West 34.68 feet to a point, thence along a line parallel to the building and 6 feet outside the building line and building overhang North 20 degrees 02 minutes 44 seconds West 43.39 feet to a point, thence along the same South 69 degrees 57 minutes 16 seconds West 16.02 feet to a point, thence along the same North 20 degrees 02 minutes 44 seconds West 68.69 feet to a point, thence along the same North 69 degrees 57 minutes 16 seconds East 16.02 feet to a point, thence along the same North 20 degrees 02 minutes 44 seconds West 43.84 feet to a point, thence parallel to the building line and 6 feet off North 69 degrees 57 minutes 17 seconds East 23.73 feet to a point 1 foot off the face of a brick wall, thence along a line parallel to and 1 foot off said wall North 19 degrees 27 minutes 48 seconds West 101.79 feet to a point, thence along the face of said brick wall North 70 degrees 52 minutes 44 seconds East 47.35 feet to a point, thence along a line parallel to the building and 6 feet outside the building line North 20 degrees 02 minutes 44 seconds West 2.24 feet to a point, thence along the same North 69 degrees 57 minutes 16 seconds East 34.08 feet to a point six feet off the building overhang, thence along a line parallel to said overhang and 6 feet off North 20 degrees 11 minutes 04 seconds West 18.90 feet to a point, thence along the same North 69 degrees 48 minutes 11 seconds East 41.06 feet to a point thence along the same South 20 degrees 11 minutes 50 seconds East 19.10 feet to a point, thence along the same North 69 degrees 57 minutes 16 seconds East 9.51 feet to a point, thence along the same South 20 degrees 44 minutes 06 seconds East 9.31 feet to a point 6 feet off the building line, thence along a line parallel to the building line and 6 feet off North 69 degrees 57 minutes 16 seconds East 38.37 feet to a point, thence along the same South 20 degrees 02 minutes 44 seconds East 40.70 feet to a point thence along the same North 69 degrees 29 minutes 59 seconds East 16.77 feet to a point 6 feet off the edge of a concrete Wall, thence along a line parallel and 6 feet off said concrete wall South 20 degrees 30 minutes 01 second East 63.98 feet to a point 6 feet off a concrete dumpster pad, thence along a line parallel to the dumpster pad and 6 feet off North 69 degrees 57 minutes 16 seconds East 11.62 feet to a point, thence along a line parallel and 6 feet off said concrete pad South 20 degrees 09 minutes 13 seconds East 105.77 feet to a point, thence along a line parallel and 6 feet off a concrete dock South 23 degrees 45 minutes 25 seconds West

19.81 feet to a point, thence along a line parallel to the building and 6 feet of the building overhang South 20 degrees 17 minutes 26 seconds East 132.68 feet to a point, thence along a line parallel to the building overhang and 6 feet outside the overhang line South 69 degrees 57 minutes 16 seconds West 27.58 feet to a point 6 feet off the building line, thence along a line parallel to the building line South 20 degrees 02 minutes 44 seconds East 22.67 feet to a point, thence along the same South 69 degrees 57 minutes 16 seconds West 54.67 feet to a point 6 feet off the face of a brick wall, thence along a line parallel to said brick wall South 20 degrees 29 minutes 19 seconds East 4.52 feet to a point on the property line, said line also the northerly line of Schuylkill Street 60 feet wide, thence along said property line South 69 degrees 51 minutes 53 seconds West 13.30 feet to a point, thence along a line parallel and 6 feet off a brick wall North 20 degrees 29 minutes 19 seconds West 21.25 feet to a point 6 feet off the building line, thence along a line parallel to the building South 69 degrees 57 minutes 16 seconds West 8.47 feet to a point, thence along the same North 20 degrees 15 minutes 28 seconds West 9.04 feet to a point 6 feet off the face of a brick wall, thence along a line parallel to said brick wall South 69 degrees 44 minutes 32 seconds West 72.53 feet to a point the POINT OF BEGINNING.

Containing 1.709 acres or 74,425 square feet

EXHIBIT A-1-6

LEGAL DESCRIPTION OF REAL PROPERTY

Medical Sciences Real Property

(attached)

PINNACLE HEALTH HOSPITAL

COMMUNITY CAMPUS - MEDICAL SCIENCES PAVILION

LEGAL DESCRIPTION

ALL of the following tract of land situated in Lower Paxton Township, Dauphin County, Commonwealth of Pennsylvania pursuant to a survey by C. W. Junkins Associates dated June 24, 2014 last revised July 1, 2014 as follows:

BEGINNING at a point, said point being North 03 degrees 09 minutes 51 seconds West 588.63 feet from an existing concrete monument at corner of lands of Pinnacle Health Hospital and Londonderry Road, thence along a line parallel and six feet outside the building columns North 44 degrees 13 minutes 34 seconds West 77.70 feet to a point, thence along the same by a curve to the right with a radius of 106.24 feet, an arc length of 105.92 feet, a delta angle of 57 degrees 07 minutes 13 seconds, a chord bearing of North 15 degrees 04 minutes 57 seconds West, and a chord length of 101.59 feet to a point, thence along the same North 45 degrees 39 minutes 31 seconds East 23.29 feet to a point, thence along a line parallel and six feet outside the building overhang North 44 degrees 20 minutes 29 seconds West 23.29 feet to a point, thence along the same North 45 degrees 45 minutes 38 seconds East 57.78 feet to a point, thence along the same South 44 degrees 41 minutes 26 seconds East 45.52 feet to a point, thence along a line parallel and six feet outside the building line North 45 degrees 37 minutes 53 seconds East 6.47 feet to a point, thence along the same North 44 degrees 18 minutes 56 seconds East 39.67 feet to a point, thence along a line parallel and six feet outside the building overhang North 45 degrees 08 minutes 51 seconds East 19.08 feet to a point, thence along the same South 43 degrees 46 minutes 50 seconds East 17.88 feet to a point, thence along the face of a masonry wall North 46 degrees 13 minutes 10 seconds East 7.19 feet to a point, thence along the same and a fence South 43 degrees 33 minutes 09 seconds East 56.23 feet to a point, thence along the face of a masonry wall South 45 degrees 37 minutes 01 seconds West 32.89 feet to a point, thence along the building line South 44 degrees 17 minutes 27 seconds East 30.72 feet to a point, thence along the same South 45 degrees 40 minutes 00 seconds West 89.39 feet to a point, thence by a curve to the left with a radius of 7.80 feet, an arc length of 4.54 feet, a delta angle of 33 degrees 19 minutes 37 seconds, a chord bearing of South 09 degrees 15 minutes 28 seconds West, and a chord length of 4.48 feet to a point, thence along a line parallel and six feet outside the building line South 45 degrees 50 minutes 43 seconds West 26.92 feet to a point, thence along a concrete sidewalk South 62 degrees 03 minutes 33 seconds West 10.52 feet to a point the POINT OF BEGINNING.

Containing 0.561 Acres

EXHIBIT B

BRADY CONDOMINIUM PROPERTY

(to be provided)

EXHIBIT C

FOC CONDOMINIUM PROPERTY

(to be provided)

EXHIBIT D

REPAIR ITEMS